SunTrust Banks, Inc. Fixed Income Investor Presentation August 4, 2010 Exhibit 99.1

Important Cautionary Statement About Forward-Looking Statements
The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2009 Annual Report on Form 10-K, Quarterly Reports
on Form 10-Q, and Current Reports on Form 8-K.
This presentation includes non-GAAP financial measures to describe SunTrust’s performance. The reconciliations of those measures to GAAP measures are provided within or in the appendix of this presentation. In this presentation, net interest income and net interest margin are presented on a fully taxable-equivalent (“FTE”) basis, and ratios are presented on an annualized basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.
This presentation contains forward-looking statements. Statements regarding future levels of net interest margin, future levels of and rates of change in delinquencies (including within the consumer, commercial and industrial, and commercial real estate portfolios), future levels of charge-offs (including within the construction, higher risk  residential real estate secured and construction, core mortgage, and commercial and industrial portfolios), future levels of the allowance for loan losses, future levels of service charge income, future performance of the commercial and industrial and commercial real estate portfolios, and the number or rates of change in the number of residential or commercial real estate modifications, are forward-
looking statements. Also, any statement that does not describe historical or current facts, is a forward-looking statement. These statements often include the words “believes,” “expects,”
“anticipates,” “estimates,” “intends,” “plans,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,”
“should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management and on information currently available to management.
Such statements speak as of the date hereof, and we do not assume any obligation to update the statements made herein or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events.
Forward-looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Item 1A of Part I of our 10-K and in other periodic reports that we file with the SEC. Those factors include: difficult market conditions have adversely affected our industry; recent levels of market volatility are unprecedented; we are subject to capital adequacy guidelines and, if we fail to meet these guidelines, our financial condition would be adversely affected;
recently enacted legislation, or legislation enacted in the future, or any proposed federal programs subject us to increased regulation and may adversely affect us; we have not yet received permission to repay TARP funds; emergency measures designed to stabilize the U.S. banking system are beginning to wind down; we are subject to credit risk; weakness in the economy and in the real estate market, including specific weakness within our geographic footprint, has adversely affected us and may continue to adversely affect us; weakness in the real estate market, including the secondary residential mortgage loan markets, has adversely affected us and may continue to adversely affect us; as a financial services company, adverse changes in general business or economic conditions could have a material adverse effect on our financial condition and results of operations; changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital or liquidity; the fiscal and monetary policies of the federal government and its agencies could have a material adverse effect on our earnings; we may be required to repurchase mortgage loans or indemnify mortgage loan purchasers as a result of breaches of representations and warranties, borrower fraud, or certain borrower defaults, which could harm our liquidity, results of operations, and financial condition; we may continue to suffer increased losses in our loan portfolio despite enhancement of our underwriting policies; depressed market values for our stock may require us to write down goodwill; clients could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; consumers may decide not to use banks to complete their financial transactions, which could affect net income; we have businesses other than banking which subject us to a variety of risks; hurricanes and other natural disasters may adversely affect loan portfolios and operations and increase the cost of doing business; negative public opinion could damage our reputation and adversely impact business and revenues; we rely on other companies to provide key components of our business infrastructure; the soundness of other financial institutions could adversely affect us; we rely on our systems, employees, and certain counterparties, and certain failures could materially adversely affect our operations; we depend on the accuracy and completeness of information about clients and counterparties; we are subject to certain litigation, and our expenses related to this litigation may adversely affect our results; regulation by federal and state agencies could adversely affect the business, revenue, and profit margins; competition in the financial services industry is intense and could result in losing business or reducing margins; future legislation could harm our competitive position; maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; we may not pay dividends on your common stock; our ability to receive dividends from our subsidiaries accounts for most of our revenue and could affect our liquidity and ability to pay dividends; significant legal actions could subject us to substantial uninsured liabilities; recently declining values of real estate, increases in unemployment, and the related effects on local economies may increase our credit losses, which would negatively affect our financial results; deteriorating credit quality, particularly in real estate loans, has adversely impacted us and may continue to adversely impact us; our allowance for loan losses may not be adequate to cover our eventual losses; we will realize future losses if the proceeds we receive upon liquidation of nonperforming assets are less than the carrying value of such assets; disruptions in our ability to access global capital markets may negatively affect our capital resources and liquidity; in 2009 and
2010, credit rating agencies downgraded the credit ratings of SunTrust Bank and SunTrust Banks, Inc., and these downgrades and any subsequent downgrades could adversely impact the price and liquidity of our securities and could have an impact on our businesses and results of operations; we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; we depend on the expertise of key personnel, and if these individuals leave or change their roles without effective replacements, operations may suffer; we may not be able to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement our business strategy; our accounting policies and processes are critical to how we report our financial condition and results of operations, and require management to make estimates about matters that are uncertain; changes in our accounting policies or in accounting standards could materially affect how we report our financial results and condition; our stock price can be volatile; our disclosure controls and procedures may not prevent or detect all errors or acts of fraud; our financial instruments carried at fair value expose us to certain market risks; our revenues derived from our investment securities may be volatile and subject to a variety of risks; and we may enter into transactions with off-balance sheet affiliates or our subsidiaries.

2 I. SUNTRUST OVERVIEW II. FINANCIAL PERFORMANCE IV. CAPITAL & LIQUIDITY III. ASSET QUALITY Table of Contents V. APPENDIX

SunTrust Overview

•
Generating profitable
growth
•
Continuing to optimize
balance sheet and
business mix
•
Improving efficiency and
productivity
Large Diversified Franchise
•
High market share in attractive
growth markets
•
One of the nation’s largest banks
•
Diversified business mix
Stable Base Provides Solid Foundation for Future Growth
•
Diversified loan portfolio
•
Improved credit trends
•
Conservative commercial
real estate portfolio
Solid Capital Structure
Relative Credit Strength
•
Solid capital ratios
increased
•
Common capital ratios
compare favorably
•
Diversified funding with
large, stable deposit
base
Investment Thesis
Growth Initiatives

Projected Population Growth
4
1. Source: SNL Financial, as of June 30, 2010 based on MSAs
2. As of 6/30/2010
3. Source: SNL Financial---projected household income change, 2010-2015, MSA + counties not in any MSA
4. Source: SNL Financial---five-year population growth, 2010-2015, MSA + counties not in any MSA
SunTrust Footprint
Attractive Geographic Profile In Higher Growth Markets
0.6%
0.9%
1.5%
2.2%
2.9%
3.5%
3.7%
3.8%
4.5%
5.6%
6.2%
6.4%
MTB
PNC
CMA
KEY
FITB
MI
COF
USB
RF
BBT
STI
WFC
U.S. Average Growth:
3.9%
• Ranked top 3 in 20 of the top 25 SunTrust markets
¹
– Top 25 represents 86% of total MSA deposits
– Top 25 average deposit market share is 14%
• 1,675 branches serving communities with attractive overall growth prospects
²
• Projected household income growth is above the U.S. average
³
Best Footprint in Banking

Financial Performance

Second Quarter Financial Highlights
Earnings loss of $56 million, or $0.11 per share, improved significantly compared to last year and last quarter; net income before preferred dividends was positive for the quarter
Revenue increased sequentially from improved noninterest income and stable net interest income
Favorable deposit volume and mix trends continued, and pace of loan decline slowed overall
Provision for credit losses declined
Expenses remain well managed
On July 22, 2010, we stated that operating trends continue to be encouraging.  We remain acutely focused on executing client satisfaction and retention initiatives to drive steadily improving results
Economy appears to be slowly improving, while other environmental factors, such as emerging regulation and the situation in the Gulf, present new challenges

($ in millions, except per share data)
Results Improved on Lower Provision and Higher Revenue
Net Interest Income (FTE)
Provision for Credit Losses
Noninterest Income
Total Revenue (FTE)
Total Noninterest Expense
Pre-Tax Income/(Loss)
Benefit for Income Taxes
Net Income/(Loss)
Preferred Dividends
Net Income Available to Common Shareholders
Net Income Per Average Common Diluted Share
% Change          % Change          % Change
2Q 2010               1Q 2010             2Q 2009         YTD 2010         YTD 2009
$1,208
662
952
2,160
1,503
(37)
(50)
12
68
(56)
$(0.11)
$2,410
1,524
1,650
4,060
2,863
(392)
(244)
(148)
137
(285)
$(0.58)
1%
(23)%
36%
14%
10%
89%
74%
NM
0%
76%
76%
8%
(31)%
(11)%
(2)%
(2)%
89%
67%
NM
(5)%
66%
73%
9%
(22)%
(25)%
(8)%
(22)%
70%
19%
85%
(5)%
73%
79%
Income Statement Highlights

$32,503
14,973
3,274
26,783
15,091
5,544
6,946
1,064
$106,178
$25,491
24,949
37,703
4,093
14,779
9,445
116,460
2,670
$119,130
(2)%
(1)%
(20)%
0%
6%
4%
0%
(1)%
(3)%
4%
6%
3%
(10)%
1%
(22)%
1%
($ in millions, quarterly average balances)
Commercial
Real Estate Home Equity Lines
Real Estate Construction
Real Estate 1-4 Family
Real Estate Commercial
Consumer – Direct
Consumer – Indirect
Credit Card
Total Loans
¹
Noninterest-Bearing Deposits
NOW Accounts
Money Market Accounts
Savings
Consumer Time
Other Time
Total Consumer and Commercial Deposits
Brokered and Foreign Deposits
Total Deposits
2Q 2010 1Q 2010 1Q 2010 2Q 2009
Annualized
% Change
Improved Deposit Volume and Mix; Loan Demand Mixed
(7)%
(5)%
(79)%
(3)%
0%
22%
15%
(1)%
(5)%
(10)%
16%
25%
10%
(38)%
5%
(89)%
2%
(16)%
(5)%
(49)%
(4)%
8%
7%
9%
(10)%
10%
21%
12%
(15)%
(32)%
3%
(60)%
(1)%
Balance Sheet Summary
1. Excludes $6.8 billion of nonaccrual and restructured loans
(1)% (9)%
4% 4% 16%

2.94%
3.10%
3.27%
3.32% 3.33%
2Q 2009 3Q 2009 4Q 2009 1Q 2010 2Q 2010
Margin Remained Stable
•
Margin remained stable as
favorable deposit trends offset
slightly lower earning asset
yields
•
On July 22, 2010, we stated
“Margin expected to remain in a
range of 3.25%-3.35% during
the second half of 2010”
Net Interest Margin

($ in millions)
Provision Expense Declined; ALLL Maintained
Provision for Credit Losses
¹
Net Charge-offs
Net Charge-off Ratio
Net ALLL Incr/(Decr)
²
Allowance to Loan Ratio
²
2Q 2010 1Q 2010 4Q 2009 3Q 2009 2Q 2009
$962
$801
2.59%
$161
2.37%
$1,134
$1,006
3.33%
$128
2.61%
$974
$821
2.83%
$96
2.76%
$862
$821
2.91%
$56
2.80%
$662
$722
2.57%
$(20)
2.81%
Provision for Credit Losses
1. Includes impacts of $40 million and $15 million reduction in unfunded commitment reserves in 2Q 2010 and 1Q 2010, respectively. 4Q 2009 includes $57 million in provision for unfunded commitments . This expense was recorded in Other Expense prior to 4Q 2009 (see appendix for prior period amounts)
2. Does not include unfunded commitment reserves

Noninterest Income
Net Adjustments
¹
Adjusted Noninterest Income
($ in millions)
Noninterest Income Improved Sequentially in Every Category
%  Change
2Q 2010      1Q 2010        2Q 2009        1Q 2010     2Q 2009
$698
(42)
$740
$1,072
145
$927
$952
121
$831
36%
12%
(11)%
(10)%
Noninterest Income
1. Adjustment detail included in appendix includes securities gains and losses

0
20
40
60
80
100
120
140
1Q 2009 2Q 2009 3Q 2009 4Q 2009 1Q 2010 2Q 2010
New Requests (4Q 2008 = 100)
Pending requests (4Q 2008 = 100)
Vintages of repurchase requests expected to
shift to more recent production
²
…
…as new request volume increased
¹
…that has a lower risk profile
Charge-offs declined, but reserves increased…
0%
10%
20%
30%
40%
50%
60%
70%
80%
2Q 2009 3Q 2009 4Q 2009 1Q 2010 2Q 2010
2006 & Prior 2007 2008 & 2009
1. Indexed view of quarterly new repurchase requests and quarter-end pending request population with 4Q 2008 values equal to 100
2. Percent of each quarter’s repurchase request by vintage; totals 100% each quarter
3. Percent of outstanding unpaid balance by vintage; totals 100%
Unpaid
Bal
%
Alt-A
%
Avg
FICO
Full Doc
%
Avg Orig
LTV %
2006 & prior 24% 25% 711 66% 74%
2007 22% 5% 715 77% 77%
2008 & 2009
2010
48%
6%
0%
0%
762
771
96%
100%
68%
68%
2Q 2009   3Q 2009   4Q 2009   1Q 2010   2Q 2010
($ in millions)
Beginning Balance 93 92 123 200 210
Additions 62 136 220 128 148
Charge-Offs (63) (105) (143) (118) (102)
Ending Balance 92 123 200 210 256
$ $ $ $ $
Mortgage Repurchase Trends
3

(2)%
3%
$35
6
14
12
32
$3
10%
6%
$77
34
10
9
53
$25
Expense Results
Noninterest Expense
Net Adjustment
¹
Adjusted Noninterest Expense
Expense Analysis
Total Adjusted Incr/(Decr)
Credit-Related Costs
²
Marketing
Outside Processing
Subtotal of Expense Drivers
Net Expense
Expenses Up 3% versus Prior Year
Totals may not foot due to rounding
1.  Adjustment detail included in appendix
2.  Includes operating losses, credit and collections, other real estate expense, additions to mortgage re-insurance reserves but does not include additional personnel expense related to credit administration or default management. Includes unfunded commitment reserve costs prior to 4Q 2009
Change
2Q 2010             1Q 2010            2Q 2009 1Q 2010 2Q 2009
%
($ in millions)
$
Change
$1,528
124
$1,404
171
30
145
$1,361
(1)
$1,362
143
34
149
$1,503
63
$1,440
177
44
158
Noninterest Expense

Asset Quality

Second Quarter Credit Summary
•
Overall, asset quality continued to improve
•
Delinquencies were stable to down, except in the guaranteed loan portfolio; non-performing loans and non-performing assets declined.  On July 22, 2010, we stated that we expect the pace of improvement in delinquencies to slow until general economic conditions improve
•
Charge-offs declined overall, while construction related charge-offs increased
•
Consumer and mortgage asset quality metrics improved
•
Construction balances, delinquencies and non-performing loans were down, while related charge-offs were up, as anticipated
•
TDR balances increased to $3.3 billion, with 73% current for interest and principal payments at quarter-end; the amount of commercial TDRs increased
•
On July 22, 2010, we stated that charge-offs in the third quarter are currently expected to be stable to modestly down compared to the second quarter, while construction charge-offs are anticipated to remain elevated
•
We maintained reserve levels in light of continued economic and real estate uncertainties.
However, on July 22, 2010, we stated that the allowance for loan losses likely peaked in the first quarter

Continued Favorable Asset Quality Trends
1. Excludes reserve for unfunded commitments of $60 million in 2Q 2010, $100 million in 1Q 2010 and $115 million in 4Q 2009
2. Includes $(40) million provision for unfunded commitment reserves in 2Q 2010 and $(15) million in 1Q 2010
3. Q1 2010 includes $160 million in LHFS nonaccruals
($ in millions)
Asset Quality Metrics
2Q 2010 1Q 2010 4Q 2009 2Q10 vs 1Q10 1Q10 vs 4Q09
Total Loans at End of Period $112,925 $113,979 $113,675 ($1,054) $304
Allowance for Loans & Lease Losses
¹
3,156 3,176 3,120 (20) 56
Net Charge-offs 722 821 821 (99) 0
Provision Expense
²
662 862 974 (200) (112)
NPAs
³
5,463 6,043 6,101 (580) (58)
NPLs to Total Loans 4.16% 4.55% 4.75% (0.39) (0.20)
NPAs to Total Loans + OREO/OA
³
4.81% 5.26% 5.33% (0.45) (0.07)
ALLL to Loans 2.81% 2.80% 2.76% 0.01 0.04
NCOs (annualized to Average Loans) 2.57% 2.91% 2.83% (0.34) 0.08
30-89 Days Past Due 1.26% 1.19% 1.37% 0.07 (0.18)
30-89 Days Past Due
(excluding federally
guaranteed student loans and GNMA
repurchases)
0.98% 1.04% 1.19% (0.06) (0.15)

Credit  Metrics Continued to Improve; Construction Charge-offs Increased As Expected
($ in millions)
Loan Portfolio
Balance % of Balance % of C/O Ratio C/O Ratio 30-89 DLQ%
30-89 DLQ
2Q10 Portfolio 1Q10 Portfolio 2Q10 1Q10 2Q10 1Q10
Commercial $32,523 29% $33,393 29% 1.06% 1.13% 0.21% 0.26%
Commercial Real Estate 15,134 13% 15,262 13% 0.33% 0.08% 0.81% 0.73%
Consumer - Direct
1
5,711 5% 5,369 5% 0.87% 0.92% 6.09% 4.06%
Consumer - Indirect 6,953 6% 6,678 6% 0.51% 0.98% 0.84% 0.88%
Credit Cards 1,031 1% 1,040 1% 7.92% 10.48% 2.44% 2.79%
Real Estate Home Equity Lines 15,443 14% 15,676 14% 3.55% 4.11% 1.25% 1.23%
Real Estate 1-4 Family 31,126 28% 30,805 27% 3.81% 5.57% 1.79% 1.88%
Real Estate Construction 5,004 4% 5,756 5% 13.05% 6.30% 1.08% 1.37%
Total $112,925 100% $113,979 100% 2.57% 2.91% 1.26% 1.19%
0.98% 1.04%
30-89 DLQ% (excluding
federally guaranteed student
loans and GNMA repurchases)
   1.  Consumer - Direct includes approximately $3.7 billion of federally guaranteed student loans

Source:  SNL Financial
1. Includes other nonfarm/nonres RE, 1-4 family construction, other construction, land development and land loans as a percentage of loans as of 3/31/2010
Commercial Real Estate Comparison
36.1%
35.6%
33.7%
32.0% 30.6%
21.2%
20.6%
19.4%
17.9%
14.7%
10.4%
18.6%
COF WFC STI PNC USB KEY FITB RF CMA MI BBT MTB
Relatively Lower Loan Concentration in Commercial Real Estate
¹

Central
Group
32%
Mid-Atlantic
Group
43%
National
6%
Florida
Group
19%
Investor
Owned
41%
Owner
Occupied
59%
41% Investor Owned Portfolio is Well Diversified
Geography
18 12
4,547
1,208
59
0
1,000
2,000
3,000
4,000
5,000
<$1MM $1MM-
10MM
$10MM-
20MM
$20MM-
30MM
>$30MM
# of Loans
$1.0 Million Avg Loan Size
Granularity
Retail
24%
Office
21%
Multifamily
18%
Warehouse/
Industrial
15%
Special Purpose
Real Estate
14%
Hotels/
Motels
8%
Property Type
$8.9B $6.2B
Commercial Real Estate Portfolio

Commerical Real Estate
0.06%
0.18%
0.00%
0.05%
0.10%
0.15%
0.20%
SunTrust Peer Average
1. 10-year timeframe: 1999-2008
Source: SNL
Peer Group: BB&T, Capital One, Comerica, Fifth Third, KeyCorp, M&T, Marshall & Ilsley, PNC, Regions, US Bancorp, and Wells Fargo
Construction and Land Development
0.18%
0.50%
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
SunTrust Peer Average
Historical Net Charge-Off Ratio
SunTrust’s 10-Year Average Annual CRE and Construction NCO % Is Well Below Peer Average
¹

Higher Risk Segment Loan Balances Reduced 35%
$0
$2,000
$4,000
$6,000
$8,000
$10,000
Construction   Prime 2nd   Home
Equity Loans
  Lot Loans   Alt-A   High LTV   Broker
Originated
49%
Residential Mortgage Home Equity Lines
12/31/2008 6/30/2010
Loan Balances (in millions)
31%
28%
33%
36%
12%
22%
Construction
Higher Risk Portfolio Segments Significantly Reduced

$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
1Q 2009 2Q 2009 3Q 2009 4Q 2009 1Q 2010 2Q 2010
Actual SCAP Projection
$: Net Charge-Offs in Millions, %: Actual Net Charge-Offs to SCAP Estimates
41%
54%
68%
56% 56%
49%
Actual Losses Well Below SCAP Projections
75% of the Way Through SCAP and Actual Loan Losses are at 54% of SCAP Estimates

1%
99%
Loans in Florida Panhandle
10%
12%
5%
73%
Real Estate
Cons. Products & Services
Retailing
Other Industries
73%
27%
Consumer
Commercial
Total Loan Portfolio
Loan Portfolio in Florida
Panhandle
¹
Commercial Loan
Portfolio in Florida
Panhandle
$113.0B $1.3B
²
$345MM
3
3
3
As of June 30, 2010
1. Bay, Escambia, Franklin, Gulf, Okaloosa, Santa Rosa, Wakulla, and Walton Counties
2. Excludes bank cards and student loans
3. Industries Based on NAICS
1
Only 1% of Total Loans are in Florida Panhandle; Total Commercial Loans in Area = $345MM
Florida Panhandle Review

1.  Excludes $14 million of mark-to-market loans held for sale in 2Q 2010 and $19 million for 1Q 2010
2.  Does not include nonaccruals
3.  GNMA  repurchases are FHA/VA guaranteed loans that were repurchased from GNMA securities
Residential Mortgages $31,126
Core Portfolio Asset Quality Improved
($ in millions)
Portfolio Profile Credit Quality Metrics
Loan Type
06/30/10
Balance
03/31/10
Balance
06/30/2010
$ Nonaccruals
¹
03/31/2010            06/30/10
$ Nonaccruals
¹
60+ DLQ
²
03/31/10
60+ DLQ
²
Core Portfolio $24,412 $23,794 $1,570 $1,773 1.44% 1.54%
Home Equity Loans 1,798 1,894 62 64 1.00 0.95
Prime 2
nd
2,648 2,772 68 80 2.23 2.12
Lot Loans 935 1,032 214 261 3.18 2.68
Alt-A 1
st
588 630 176 209 3.61 4.81
Alt-A 2
nd
175 190 24 30 6.28 5.99
GNMA Repurchases
³
570 493 - - - -
Total $31,126 $30,805 $2,114 $2,417 1.58% 1.70%
($ in millions)
Residential Mortgages

Home Equity Lines $15,443
1.  Excludes 3rd party originated
2.  Excludes 3rd party originated and Florida CLTV > 80%
3.  Excludes 3rd party originated, Florida CLTV>80% and CLTV 90+%
4.  Annualized quarterly rate
Portfolio Profile Credit Quality Metrics
Type
06/30/10
Balance
% of
Total
03/31/10
Balance
2Q 10
Charge-off
4
%
1Q 10
Charge-off
4
%
2Q 10
Nonaccrual
%
1Q 10
Nonaccrual
%
3
rd
Party
Originated $1,446 9% $1,504 10.50% 11.84% 3.80% 3.91%
CLTV > 80%
¹
(Florida) 1,684 11 1,724 7.87 8.70 3.34 3.27
CLTV > 90%
²
1,481 10 1,518 3.69 3.74 1.75 1.69
Core Portfolio
³
10,832 70 10,930 1.85 2.43 1.44 1.36
Total $15,443 100% $15,676 3.55% 4.11% 1.88% 1.82%
Balances Declined; Asset Quality Stable
($ in millions)
Home Equity Lines

1. Annualized second quarter net charge-off ratio
($ in millions)
Charge-offs Increased; Balances, NPLs and Delinquencies Declined
Construction $5,004
Portfolio Profile Credit Quality Metrics
Type
06/30/10
Balance
03/31/10
Balance
2Q 10
%
FL
2Q 10
C/O
¹
%
$
NPLs
FL
NPLs
%
2Q 10
30 +
DLQ
1Q 10
30 +
DLQ
Construction Perm $591 $690 24% 28.19% $150 36% 3.52% 5.42%
Residential
Construction 868 1,106 32 14.98 386 35 2.72 0.85
Residential A&D 948 1,135 19 17.84 445 19 1.98 2.08
Residential Land 426 444 36 15.44 163 32 1.09 0.77
Commercial
Construction
1,375 1,514 19 1.08 112 38 0.29 0.29
Commercial A&D
324 374 24 14.97 53 25 1.15 4.00
Commercial Land 472 493 28 3.21 52 23 1.54 2.18
Total
$5,004 $5,756 23% 13.05% $1,360 29% 1.66% 1.81%
Construction

Accruing TDRs Non-Accruing TDRs Total TDRs
Payment
Status
6/30/10
Balance
¹
% of
Total
6/30/10
Balance
% of
Total
6/30/10
Balance
% of
Total
Current $1,980 87% $395 40% $2,375 73%
30 DPD 155 7 75 8 230 7
60 DPD 86 4 58 6 144 4
90 DPD 43 2 50 5 92 3
120+ DPD 5 <1 408 41 414 13
Total $2,269 100% $986 100% $3,255 100%
87% of Accruing TDRs are Current on Principal and Interest Payments, and 73% of Total
TDRs are Current
($ in millions)
Totals may not foot due to rounding
1. Approximately 2% of accruing TDR balances are commercial-related
TDR Composition and Performance

Capital & Liquidity

• Capital ratios increased; 7.85% estimated Tier 1 common ratio was up by an estimated 15 basis points over Q1. Capital ratios remain strong relative to peers
• Favorable deposit volume and mix trends continued
• Securities portfolio concentrated in high quality, liquid securities
• Prudent short-term liquidity position and access to significant contingent liquidity
• Conservative debt maturity profile, with no holding company maturities until 2012
Second Quarter Capital and Liquidity Highlights

2Q 2010 1Q 2010 4Q 2009 3Q 2009
Estimate Actual                 Actual               Actual
Capital Ratios Remained Solid
Tier 1 Common Ratio
Tangible Common Equity Ratio
¹
Tier 1 Capital Ratio
Tier 1 Capital Ratio (Excl TARP)
²
Total Capital Ratio
Book Value per Share
Tangible Common Book Value
per Share
¹
1. Please refer to the appendix for all non-GAAP reconcilement
2. TARP preferred included in Tier 1 ratio contributes an estimated 3.60% to the 6/30/10 Tier 1 capital ratio, 3.50% at 3/31/10, 3.40% at 12/31/09, and 3.27% at 9/30/09
7.67%
6.73%
12.96%
9.56%
16.43%
$35.29
$22.59
7.70%
6.88%
13.13%
9.63%
16.68%
$35.40
$22.76
7.85%
7.18%
13.40%
9.80%
16.85%
$36.19
$23.58
7.49%
7.01%
12.58%
9.31%
15.92%
$36.06
$23.25
Capital Ratios

9.97%
9.63%
10.00%
8.17%
11.63%
7.41%
10.38% 10.30%
9.95% 9.93%
9.57%
3.43%
3.50%
2.92%
3.49%
3.68%
FITB STI KEY RF BBT MI CMA PNC USB WFC COF
Tier 1 ex. TARP TARP portion of Tier 1
Strong Capital Position
TCE/TA
¹
and Tier 1 Common
¹
Tier 1
³
7.18%
7.70%
6.55%
7.22%
TCE/TA
²
Tier 1 Common Ratio
STI Peer Median
Source:  SNL and company reports.   Peers include BBT, CMA, COF, FITB, KEY, MI, MTB, PNC, RF, USB and WFC.
1.      TCE/TA ratios as of 6/30/2010.  Tier 1 common ratios as of 3/31/2010.
2.      Please refer to the appendix for all non-GAAP reconcilement
3.      Where applicable, TARP portion of Tier 1 from company report if disclosed.  If not disclosed, calculated assuming TARP proceeds invested in 0% risk-weighted assets.

Tier 1 Common
TCE/TA
Capital Ratio Comparison
10.11%
8.30%
7.65%
7.18%
6.91%
6.76%
6.33%
6.26% 6.25%
6.14%
5.76% 5.75%
CMA MI KEY STI FITB BBT WFC RF PNC COF USB MTB
9.57%
8.64%
7.90%
7.70%
7.51%
7.31%
7.13%
7.10% 7.09%
6.97%
6.54%
5.90%
CMA BBT PNC STI KEY MI RF USB WFC FITB COF MTB
Source:  SNL and company reports.
Peers include BBT, CMA, COF, FITB, KEY, MI, MTB, PNC, RF, USB and WFC.
TCE/TA ratios as of 6/30/2010.  Tier 1 common ratios as of 3/31/2010.

SunTrust Maintains a Very Conservative Short-Term Liquidity Stance and Has Access to Plentiful
Contingent Liquidity
Short-Term Liquidity
Contingent Funding Sources
$0
$10
$20
$30
$40
$50
Jun-09 Jul-09 Aug-09 Sep-09 Oct-09 Nov-09 Dec-09 Jan-10 Feb-10 Mar-10 Apr-10 May-10 Jun-10
Discount Window FHLB
Free Securities Average Excess Reserves
SunTrust Bank average daily overnight borrowing position
0
2
4
6
8
10
12
14

SunTrust Conservatively Manages Refunding Risk by Laddering Its Debt Maturity Schedule
Debt Maturity Profile
SunTrust term wholesale funding balance and maturity schedule
$ millions
Funding product
6.30.10 Balance
2010 2011 2012 2013 2014
FHLB advances $823 $39 $754 $4 $4 $7
Fixed 823 39 754 4 4 7
Floating 0 0 0 0 0 0
Wholesale CDs $0 $0 $0 $0 $0 $0
Fixed 0 0 0 0 0 0
Floating 0 0 0 0 0 0
Bank notes $9,171 $750 $4,173 $1,449 $0 $275
Fixed 5,127 0 3,102 0 0 0
Floating 4,044 750 1,071 1,449 0 275
Parent company notes $2,642 $0 $0 $1,013 $0 $0
Fixed 1,130 0 0 437 0 0
Floating 1,512 0 0 576 0 0
Total $12,636 $789 $4,927 $2,465 $4 $281
Maturities as share of 6.30.10 balance 6.2% 39.0% 19.5% 0.0% 2.2%
Maturities

Liability Management
SunTrust Has Supported Its Securities Via Active Liability Management
• Commenced a tender offer for up to $750 million total of five subordinated bank notes
• Liquidity event for investors at premiums to secondary market prices
• Early tender period expires August 6 (final expiration date on August 20)
• Waterfall structure priced on a fixed spread basis
Title of Notes CUSIP Number
Acceptance
Priority Level
Principal Amount
Outstanding ($
thousands)
Reference Treasury
Security
Fixed Spread
(bps)
Early Tender Premium
(per $1,000 principal
amount)
5.45% Subordinated Notes Due 2017 86787GAC6 1 $474,500 3.50% Due 5/15/2020 190 $30
5.00% Subordinated Notes Due 2015 86787GAG7 2 $535,000 1.75% Due 7/31/2015 190 $30
5.20% Subordinated Notes Due 2017 86787GAD4 2 $340,000 3.50% Due 5/15/2020 180 $30
5.40% Subordinated Notes Due 2020 86787GAE2 2 $300,000 3.50% Due 5/15/2020 235 $30
7.25% Subordinated Notes Due 2018 86787EAM9 3 $375,000 3.50% Due 5/15/2020 250 $30
Total $2,024,500
Including the current tender offer, SunTrust has supported investors by purchasing and retiring more than $2.5 billion of its publicly-traded debt and hybrid capital securities during the past two years

•
Generating profitable
growth
•
Continuing to optimize
balance sheet and
business mix
•
Improving efficiency and
productivity
Large Diversified Franchise
•
High market share in attractive
growth markets
•
One of the nation’s largest banks
•
Diversified business mix
Stable Base Provides Solid Foundation for Future Growth
•
Diversified loan portfolio
•
Improved credit trends
•
Conservative commercial
real estate portfolio
Solid Capital Structure
Relative Credit Strength
•
Solid capital ratios
increased
•
Common capital ratios
compare favorably
•
Diversified funding with
large, stable deposit
base
Investment Thesis
Growth Initiatives

Appendix

($ in millions)
Noninterest Income Reconciliation
%                   %
Change        Change
2Q 2010     1Q 2010       2Q 2009      1Q 2010        2Q 2009
36%
12%
(11)%
(10)%
$698
2
(23)
(20)
(8)
7
-
-
(42)
$740
$952
57
1
63
2
(2)
-
-
121
$831
$1,072
(25)
(1)
(96)
(4)
2
157
112
145
$927

Total Noninterest Income
Securities Gains/(Losses)
Fair Market Write-downs – Trading
STI Debt Valuation-Trading
Fair Value Write-downs – Mortgage Production
Auction Rate Securities – Trading
LOCOM MSR (Impairment)/Recovery – Mtg Svcing
Visa Gain
Net Adjustments
Adjusted Noninterest Income

Total Noninterest Expense
Net Loss/(Gain) on Debt Extinguishment
Visa Contract Termination
Visa Litigation Accrual
FDIC Special Assessment
Net Adjustments
Adjusted Noninterest Expense
Change
2Q 2010        1Q 2010        2Q 2009 1Q 2010 2Q 2009
%
($ in millions)
Noninterest Expense Reconciliation
$1,503
63
-
-
-
63
$1,440
$1,361
(9)
8
-
-
(1)
$1,362
$1,528
39
-
7
78
124
$1,404
10%
6%
(2)%
3%

Noninterest Income
Mortgage Repurchase Losses
Noninterest Expense
Unfunded Commitment Reserve (Other Exp)
¹
Mortgage Reinsurance
Operating Losses
Credit & Collections
Other Real Estate
Total Credit-Related
Additional Noninterest Income and Expense Disclosures
$
Change
2Q 2010         1Q 2010        2Q 2009          1Q 2010 2Q 2009
($ in millions)
$(128)
-
9
14
74
46
$143
$(20)
-
-
2
(8)
40
$34
$(148)
-
9
16
66
86
$177
$(62)
(2)
25
33
66
49
$171
$(86)
2
(16)
(17)
-
37
$6
Totals may not foot due to rounding
1.  Unfunded commitment reserve expense recorded in provision expense prospectively beginning in 4Q 2009

(As of 06/30/10, $ in millions)
Nonaccruals that have been through the
specific write-down process
Loan
Type
Balance
before
write-
down
-
Amount
of write-
down
=
Non
accruals with
write-down
+ +
Non
accruals
without
specific
write-down
=
Total
Non
accruals
³
% Loss
Severity
Core
Portfolio
$1,266 $(495) $771 $186 $523 $1,480 34.1%
Prime 2
nd
401 (401) -- -- 68                 68 100.0%
4
Lot
Loans
304 (177) 127 42 45 214 51.2%
Alt-A 1
st
160 (64) 96 11 69 176 37.5%
Alt-A 2
nd
102 (92) 10 -- 14 24 90.1%
Total $2,232 $(1,229) $1,003 $239 $719 $1,961
Residential Mortgage
Nonaccrual Balances Decreased; 63% of Nonaccruals Have Been Through the Write-Down
Process
Non
accruals not
requiring
write-down²
1. Reserves have been established for residential mortgage loans that have not had specific write-downs as well as for incremental losses on loans carried at expected recoverable values
2. Nonaccruals not requiring write-downs include well-secured loans and loans with claims in process for individual and pool PMI policies
3. Excludes Home Equity nonaccruals of $62 million, $14 million of mark-to-market loans held for sale and $91 million of residential real estate loans managed on commercial  system
4. Does not reflect benefit of limited remaining mortgage insurance coverage
1

Reconciliation of Non GAAP Measures
($ in millions, except per share data)
June 30
March 31 December 31 September 30 June 30
2010
2010 2009 2009 2009
Total shareholders' equity
$23,024
$22,620 $22,531 $22,908 $22,953
Goodwill, net of deferred taxes
(6,197)
(6,202) (6,204) (6,205) (6,213)
Other intangible assets including MSRs, net of deferred taxes
(1,409)
(1,761) (1,671) (1,560) (1,468)
MSRs 1,298 1,641 1,539 1,423 1,322
Tangible equity
16,716
16,298 16,195 16,566 16,594
Preferred stock (4,929) (4,923) (4,917) (4,911) (4,919)
Tangible common equity $11,787
$11,375 $11,278 $11,655 $11,675
Total assets                 $170,668
$171,796 $174,165 $172,718 $176,735
Goodwill
(6,323)
(6,323) (6,319) (6,314) (6,314)
Other intangible assets including MSRs
(1,443)
(1,800) (1,711) (1,604) (1,517)
MSRs
1,298
1,641 1,539 1,423 1,322
Tangible assets
$164,200
$166,223 $170,226
Tangible equity to tangible assets
10.18%
9.86% 9.66% 9.96% 9.75%
Tangible common equity to tangible assets
7.18%
6.88% 6.73% 7.01% 6.86%
Tangible book value per common share
$23.58
$22.76 $22.59 $23.35 $23.41
Three Months Ended
$165,314 $167,674